Nature of business	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of business
Note 1: Nature of business

The Bank of N.T. Butterfield & Son Limited (“Butterfield”, the “Bank” or the “Company”) is incorporated under the laws of Bermuda and has a banking license under the Banks and Deposit Companies Act, 1999 (“the Act”). Butterfield is regulated by the Bermuda Monetary Authority (“BMA”), which operates in accordance with Basel principles.

Butterfield is a full service bank and wealth manager headquartered in Hamilton, Bermuda. The Bank operates its business through six geographic segments: Bermuda, the Cayman Islands, and Guernsey, where its principal banking operations are located; and The Bahamas, Switzerland, and the United Kingdom, where it offers specialized financial services. Butterfield offers banking services, comprised of retail and corporate banking, and wealth management, which consists of trust, private banking, and asset management. In the Bermuda and Cayman Islands segments, Butterfield offers both banking and wealth management. In the Guernsey, Bahamas, and Switzerland segments, the Bank offers wealth management. In the United Kingdom segment, the Bank offers residential property lending.

On September 16, 2016, the Bank's common shares began to trade on the New York Stock Exchange under the symbol "NTB". On September 21, 2016, the Bank completed its offering of 5,957,447 common shares, at $23.50 per share. The proceeds, net of the underwriting discounts and commissions, were $131.6 million.